UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
January 14, 2020

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership L P)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750
,
Las Vegas
,
NV
89135
(Address of principal executive offices – Zip Code)
(
702
)
669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 1
4
, 2020, MGM Growth Properties Operating Partnership LP (“
MGP OP
”), a subsidiary of MGM Growth Properties LLC (the “Company”), entered into a Master Transaction Agreement (the “
MTA
”) with MGM Resorts International (“
MGM
”) and BCORE Windmill Parent
LLC (the “
Sponsor
”), a subsidiary of Blackstone Real Estate Income Trust, Inc., among other parties, which provides for, among other things, (i) the transfer by a subsidiary of MGM of the real estate assets related to MGM Grand Las Vegas (the “
MGM Grand Property
”) first to its wholly-owned subsidiary (“
MGM Grand PropCo
”) and (ii) the transfer by a subsidiary of MGP OP of the real estate assets related to Mandalay Bay Resort and Casino (including Mandalay Place) (the “
Mandalay Bay Property
” and, together with the MGM Grand Property, collectively, the “
Property
”) to its wholly-owned subsidiary (“
Mandalay Bay PropCo
” and, together with MGM Grand PropCo, collectively, the “
Landlord
”), followed by transfers by MGP OP of each of Mandalay Bay PropCo and MGM Grand Propco to a newly formed entity (the “
Joint Venture
”) owned 50.1%, directly or indirectly, by MGP OP, and owned 49.9%, directly or indirectly, by Sponsor. Landlord will lease the Property to a newly formed wholly-owned subsidiary of MGM (the “
Tenant
”), and the Tenant will in turn sublease the MGM Grand Property and the Mandalay Bay Property to the subsidiaries of MGM that currently operate such properties.
Upon the terms and subject to the conditions set forth in the MTA, Sponsor will acquire its 49.9% interest in the Joint Venture (the “
Interest Acquisition
”) for cash consideration estimated at $80
3
 million based on a valuation of the Property of $4.6 billion and subject to adjustment based on the final amount of indebtedness of the Joint Venture and transaction costs. In connection with the transaction, MGM will also provide a shortfall guaranty of the principal amount of indebtedness of the Joint Venture (and any interest accrued and unpaid thereon), which is expected to be approximately $3 billion. At the closing of the transaction, MGP OP will issue MGP OP limited partnership units to MGM equal to 5% of the equity value of the Joint Venture and distribute to MGM approximately $2.4 billion of the proceeds received by MGP OP in connection with the Joint Venture’s debt financing. The transaction is expected to close in the first quarter of 2020, subject to certain closing conditions.
Upon the terms and subject to the conditions set forth in the MTA, following the Interests Acquisition, Sponsor or its affiliate will purchase 4,891,395 Class A common shares representing limited liability company interests in the Company, representing an aggregate investment amount of $150 million, based on a volume-weighted average price of MGP’s shares for a ten-day
trading period ending on
January 10, 2020
.
Pursuant to the terms of the MTA, the Property will be leased by the Landlord to the Tenant pursuant to a lease (the “
Lease
”) with an initial annual base rent of $292 million (the “
Rent
”) for a term of thirty years with two
ten-year
renewal options. The Rent will escalate annually throughout the term of the
L
ease at a rate of 2% per annum for the first fifteen years and thereafter equal to the greater of 2% and the CPI increase during the prior year subject to a cap of 3%. In addition, the Lease will require the Tenant to spend 3.5% of net revenues over a rolling five-year period at the Property on capital expenditures and for the Tenant and MGM to comply with certain financial covenants, which, if not met, will require the Tenant to maintain cash security or provide one of more letters of credit in favor of the Landlord in an amount equal to the rent for the succeeding one year period. MGM will provide a guarantee of Tenant’s obligations under the Lease. In connection with the Landlord and the Tenant entering into the Lease, the existing master lease between MGM’s and MGP OP’s respective subsidiaries will be revised to remove the Mandalay Bay Property from such master lease and the rent under the existing master lease will be reduced by $133 million.
The representations, warranties and covenants contained in the MTA were made only for purposes of the MTA and as of the specific date (or dates) set forth therein and were solely for the benefit of the parties to such agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the MTA may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the MTA and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of MGP OP, the Company or any other parties thereto.

This description of the MTA is qualified in its entirety by reference to the full text of the MTA attached hereto as Exhibit 2.1. Exhibits and schedules that have been excluded from the text of the MTA attached hereto will be supplementally furnished to the Commission upon request.

Item 3.02	Unregistered Sale of Equity Securities

In connection with the sale of Class A shares
to
Sponsor or an affiliate of Sponsor, pursuant to MGP OP’s Second Amended and Restated Agreement of Limited Partnership, MGP OP will issue 4,891,395 MGP OP limited partnership units to the Company, concurrently with the closing of all of the transactions contemplated by the MTA, in a private placement in exchange for $150 million. In addition, as described above, MGP OP will issue MGP OP limited partnership units to MGM equal to 5% of the value of the Joint Venture in accordance with, and concurrently with the closing of the other transactions contemplated by the MTA in accordance with, the provisions of the MTA.
The MGP OP limited partnership units to be issued to the Company and to MGM will not be registered under the Securities Act, or any state securities law, and may not be offered or sold in the United States or to any U.S. persons absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The MGP OP limited partnership units to be issued to the Company and MGM will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder based on the status of each of the Company and MGM as an accredited investor, as defined in the Securities Act. MGP OP is a subsidiary of the Company.
Item 8.01	Other Events.

On January 1
4
, 2020, in connection with the transactions contemplated by the MTA, (i) MGM, (ii) MGP OP and MGM Growth Properties LLC (the “
Company
”) and (iii) the limited partners named therein (the “
Limited Partners
”) entered into a Waiver Agreement (the “
Waiver Agreement
”). Pursuant to the Waiver Agreement, among other things, beginning on the Closing Date (as defined in the MTA), the Company agreed to waive the right to make a REIT Shares Election (pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of MGP OP, dated as of February 2, 2017 (the “
LPA
”)) in connection with a redemption under the LPA for a period of twenty-four (24) months following the Closing Date (the “
Waiver
”). During such
24-month
period, MGP OP will be obligated to redeem any common units tendered by a Limited Partner for cash at a price per common unit equal to a three percent (3%) discount to the Cash Amount (as defined in the LPA). Any cash payments made pursuant to the Waiver will not exceed $1,400,000,000 in the aggregate.
Item 9.01	Financial Statements and Exhibits.

(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits:

Exhibit No.	Description

2.1	Master Transaction Agreement by and among MGM Resorts International, MGM Growth Properties Operating Partnership LP and BCORE Windmill Parent LLC, dated as of January 14, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: January 1 4 , 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary

MGM Growth Properties Operating Partnership LP

Date: January 1 4 , 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary